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Summary Prospectus Supplement dated September 27, 2019

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Series I and II shares of the Fund listed below:

Invesco V.I. Small Cap Equity Fund

This supplement amends the Summary Prospectuses of the above referenced fund (a “Fund”) and is in addition to any other supplement(s), unless otherwise specified.

The following information is added as the third paragraph appearing under the heading “Principal Investment Strategies of the Fund” in the prospectus:

“The Fund may invest up to 10% of its net assets in real estate investment trusts (REITs).”

The following risk is added under the heading “Principal Risks of Investing in the Fund” in the prospectus:

“REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.”

You should read this supplement in conjunction with the applicable Summary Prospectus and retain it for future reference.

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